                          CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                            ORIGINAL PURCHASE AS OF DECEMBER 31, 1998
                                               VALUATION DATE AS OF DECEMBER 31, 1999

Date                      Transaction                              Dollar Amount           Unit Value
----                      -----------                              -------------           ----------

                          HARRIS ASSOCIATES VALUE PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            15.501823242
12-31-99                  Contract Fee                                            (1.44)           15.966510637
12-31-99                  Value                                                                    15.966510637
Cumulative Total Returns without/with chrgs                                                               3.00% A

                          MFS TOTAL RETURN PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            14.561603711
12-31-99                  Contract Fee                                            (1.44)           14.738843514
12-31-99                  Value                                                                    14.738843514
Cumulative Total Returns without/with chrgs                                                               1.22% A


                          STRONG GROWTH PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            20.199713132
12-31-99                  Contract Fee                                            (1.44)           36.086511024
12-31-99                  Value                                                                    36.086511024
Cumulative Total Returns without/with chrgs                                                              78.65% A

                          RS DIVERSIFIED GROWTH PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            14.131123317
12-31-99                  Contract Fee                                            (1.44)           32.982099692
12-31-99                  Value                                                                    32.982099692
Cumulative Total Returns without/with chrgs                                                             133.40% A






                          LEXINGTON CORPORATE LEADERS PORTFOLIO

12-31-98                  Purchase                                            $1,000.00            15.718449356
12-31-99                  Contract Fee                                            (1.44)           18.580598741
12-31-99                  Value before Surr Chg                                                    18.580598741
Cumulative Total Returns without/with chrgs                                                              18.21% A

                          DEUTSCHE EQUITY 500 INDEX

12-31-98                  Purchase                                            $1,000.00            10.940352162
12-31-99                  Contract Fee                                            (1.44)           12.974363457
12-31-99                  Value before Surr Chg                                                    12.974363457
Cumulative Total Returns without/with chrgs                                                              18.59% A

                          MORGAN STANLEY INTERNATIONAL MAGNUM

12-31-98                  Purchase                                            $1,000.00             9.097114857
12-31-99                  Contract Fee                                            (1.44)           11.219928893
12-31-99                  Value before Surr Chg                                                    11.219928893
Cumulative Total Returns without/with chrgs                                                              23.34% A

                          MORGAN STANLEY EMERGING MARKETS EQUITY

12-31-98                  Purchase                                            $1,000.00             6.987877449
12-31-99                  Contract Fee                                            (1.44)           13.404130506
12-31-99                  Value before Surr Chg                                                    13.404130506
Cumulative Total Returns without/with chrgs                                                              91.82% A

                          MORGAN STANLEY HIGH YIELD

12-31-98                  Purchase                                            $1,000.00             9.953220938
12-31-99                  Contract Fee                                            (1.44)           10.501679174
12-31-99                  Value before Surr Chg                                                    10.501679174
Cumulative Total Returns without/with chrgs                                                               5.51% A

A = (Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.










   Units This Trans          Accum Units              Accum Value
   ----------------          -----------              -----------



                   64.509                  64.509                 1,000.00
                   (0.090)                 64.418                 1,028.54
                    0.000                  64.418                 1,028.54
                                                                     2.85% C



                   68.674                  68.674                 1,000.00
                   (0.098)                 68.576                 1,010.73
                    0.000                  68.576                 1,010.73
                                                                     1.07% C




                   49.506                  49.506                 1,000.00
                   (0.040)                 49.466                 1,785.05
                    0.000                  49.466                 1,785.05
                                                                    78.50% C



                   70.766                  70.766                 1,000.00
                   (0.044)                 70.722                 2,332.56
                    0.000                  70.722                 2,332.56
                                                                   133.26% C








                   63.620                  63.620                 1,000.00
                   (0.078)                 63.542                 1,180.65
                    0.000                  63.542                 1,180.65
                                                                    18.06% C



                   91.405                  91.405                 1,000.00
                   (0.111)                 91.294                 1,184.48
                    0.000                  91.294                 1,184.48
                                                                    18.45% C



                  109.925                 109.925                 1,000.00
                   (0.128)                109.797                 1,231.91
                    0.000                 109.797                 1,231.91
                                                                    23.19% C



                  143.105                 143.105                 1,000.00
                   (0.107)                142.998                 1,916.76
                    0.000                 142.998                 1,916.76
                                                                    91.68% C



                  100.470                 100.470                 1,000.00
                   (0.137)                100.333                 1,053.66
                    0.000                 100.333                 1,053.66
                                                                     5.37% C

A = (Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.


                          CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                            ORIGINAL PURCHASE AS OF SUB-ACCOUNT INCEPTION
                                                    VALUATION DATE AS OF DECEMBER 31, 1999

Date                      Transaction                              Dollar Amount           Unit Value
----                      -----------                              -------------           ----------

                          HARRIS ASSOCIATES VALUE PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.146989359
2-8-97                    Contract Fee                                            (1.44)           12.123468000
2-9-98                    Contract Fee                                            (1.44)           15.293320523
2-9-99                    Contract Fee                                            (1.44)           15.406569176
12-31-99                  Value                                                                    15.966510637
Cumulative Total Returns without/with chrgs                                                              57.35% A
Avg. Annual Total Returns without/with chrgs                                                             12.35% B

                          MFS TOTAL RETURN PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.102774711
2-8-97                    Contract Fee                                            (1.44)           11.027930228
2-9-98                    Contract Fee                                            (1.44)           13.375506975
2-9-99                    Contract Fee                                            (1.44)           14.184779254
12-31-99                  Value                                                                    14.738843514
Cumulative Total Returns without/with chrgs                                                              45.89% A
Avg. Annual Total Returns without/with chrgs                                                             10.19% B

                          STRONG GROWTH PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.558402726
2-8-97                    Contract Fee                                            (1.44)           12.621549924
2-9-98                    Contract Fee                                            (1.44)           16.045981936
2-9-99                    Contract Fee                                            (1.44)           19.715389731
12-31-99                  Value                                                                    36.086511024
Cumulative Total Returns without/with chrgs                                                             241.78% A
Avg. Annual Total Returns without/with chrgs                                                             37.12% B






                          RS DIVERSIFIED GROWTH PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.156090245
2-8-97                    Contract Fee                                            (1.44)           10.349591726
2-9-98                    Contract Fee                                            (1.44)           12.205056788
2-9-99                    Contract Fee                                            (1.44)           14.310224339
12-31-99                  Value                                                                    32.982099692
Cumulative Total Returns without/with chrgs                                                             224.75% A
Avg. Annual Total Returns without/with chrgs                                                             35.33% B


                          LEXINGTON CORPORATE LEADERS PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.238540927
2-8-97                    Contract Fee                                            (1.44)           11.509183224
2-9-98                    Contract Fee                                            (1.44)           14.531551006
2-9-99                    Contract Fee                                            (1.44)           15.587525481
12-31-98                  Value                                                                    18.580598741
Cumulative Total Returns without/with chrgs                                                              81.48% A
Avg. Annual Total Returns without/with chrgs                                                             16.54% B

                          DEUTSCHE EQUITY 500 INDEX

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                            (1.44)           11.816818050
12-31-99                  Value                                                                    12.974363457
Cumulative Total Returns without/with chrgs                                                              29.74% A
Avg. Annual Total Returns without/with chrgs                                                             16.98% E

                          MORGAN STANLEY INTERNATIONAL MAGNUM

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                            (1.44)            9.462060236
12-31-99                  Value                                                                    11.219928893
Cumulative Total Returns without/with chrgs                                                              12.20% A
Avg. Annual Total Returns without/with chrgs                                                              7.18% E




                          MORGAN STANLEY EMERGING MARKETS EQUITY

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                            (1.44)            8.791106858
12-31-99                  Value                                                                    13.404130506
Cumulative Total Returns without/with chrgs                                                              34.04% A
Avg. Annual Total Returns without/with chrgs                                                             19.30% E

                          MORGAN STANLEY HIGH YIELD

5-4-98                    Purchase                                            $1,000.00            10.000000000
5-4-99                    Contract Fee                                            (1.44)           10.457658041
12-31-99                  Value                                                                    10.501679174
Cumulative Total Returns without/with chrgs                                                               5.02% A
Avg. Annual Total Returns without/with chrgs                                                              2.99% E

                          FEDERATED FUND FOR U.S. GOVERNMENT II

1-14-99                   Purchase                                            $1,000.00            10.000000000
12-31-99                  Contract Fee                                            (1.44)            9.781357387
12-31-99                  Value                                                                     9.781357387
Cumulative Total Returns without/with chrgs                                                              -2.19% A

                          SAI GLOBAL LEADERS

5-10-99                   Purchase                                            $1,000.00            10.000000000
12-31-99                  Contract Fee                                            (1.44)           11.590000295
12-31-99                  Value                                                                    11.590000295
Cumulative Total Returns without/with chrgs                                                              15.90% A

A = (Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
B = ((A+1) ^(1/3.89315068493)) - 1
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/3.89315068493)) - 1
E = ((A+1) ^(1/1.6602739726)) - 1
F = ((C+1) ^(1/1.6602739726)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.










   Units This Trans          Accum Units              Accum Value
   ----------------          -----------              -----------



                   98.551                  98.551                 1,000.00
                   (0.119)                 98.433                 1,193.34
                   (0.094)                 98.338                 1,503.92
                   (0.093)                 98.245                 1,513.62
                    0.000                  98.245                 1,568.63
                                                                    56.86% C
                                                                    12.26% D



                   98.983                  98.983                 1,000.00
                   (0.131)                 98.852                 1,090.13
                   (0.108)                 98.744                 1,320.76
                   (0.102)                 98.643                 1,399.23
                    0.000                  98.643                 1,453.88
                                                                    45.39% C
                                                                    10.09% D



                   94.711                  94.711                 1,000.00
                   (0.114)                 94.597                 1,193.96
                   (0.090)                 94.507                 1,516.47
                   (0.073)                 94.434                 1,861.81
                    0.000                  94.434                 3,407.81
                                                                   240.78% C
                                                                    37.02% D








                   98.463                  98.463                 1,000.00
                   (0.139)                 98.324                 1,017.61
                   (0.118)                 98.206                 1,198.61
                   (0.101)                 98.105                 1,403.91
                    0.000                  98.105                 3,235.72
                                                                   223.57% C
                                                                    35.20% D




                   97.670                  97.670                 1,000.00
                   (0.125)                 97.545                 1,122.66
                   (0.099)                 97.446                 1,416.04
                   (0.092)                 97.354                 1,517.50
                    0.000                  97.354                 1,808.89
                                                                    80.89% C
                                                                    16.44% D



                  100.000                 100.000                 1,000.00
                   (0.122)                 99.878                 1,180.24
                    0.000                  99.878                 1,295.86
                                                                    29.59% C
                                                                    16.89% F



                  100.000                 100.000                 1,000.00
                   (0.152)                 99.848                   944.77
                    0.000                  99.848                 1,120.29
                                                                    12.03% C
                                                                     7.08% F






                  100.000                 100.000                 1,000.00
                   (0.164)                 99.836                   877.67
                    0.000                  99.836                 1,338.22
                                                                    33.82% C
                                                                    19.18% F



                  100.000                 100.000                 1,000.00
                   (0.138)                 99.862                 1,044.33
                    0.000                  99.862                 1,048.72
                                                                     4.87% C
                                                                     2.91% F



                  100.000                 100.000                 1,000.00
                   (0.147)                 99.853                   976.70
                    0.000                  99.853                   976.70
                                                                    -2.33% C



                  100.000                 100.000                 1,000.00
                   (0.124)                 99.876                 1,157.56
                    0.000                  99.876                 1,157.56
                                                                    15.76% C

A = (Unit Value as of December 31, 1999 - Unit Value at Purchase)/Unit Value at Purchase
B = ((A+1) ^(1/3.89315068493)) - 1
C = (Accumulated Value as of December 31, 1999 - Accum. Value at Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/3.89315068493)) - 1
E = ((A+1) ^(1/1.6602739726)) - 1
F = ((C+1) ^(1/1.6602739726)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.